UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 31, 2026

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into Material Definitive Agreement.

On March 31, 2026, Nightfood Holdings, Inc. (the “Company”), wholly owned subsidiary, TechForce Robotics, Inc. (“TechForce”), entered into a Joint Development, Manufacturing and Licensing Agreement (the “Agreement”) with Oncotelic Therapeutics, Inc., (“Oncotelic”). Pursuant to the Agreement, TechForce and Oncotelic, using Oncotelic’s AI platform and pharmaceutical expertise with TechForce’s robotics, hardware and AI capabilities, will collaborate to jointly develop, manufacture, and commercialize AI-enabled, Good Manufacturing Practice (GMP)-compliant robotic systems for use in pharmaceutical and related manufacturing environments. The collaboration between TechForce and Oncotelic will encompass the full lifecycle of the Product, from initial design and development through manufacturing readiness and commercial deployment. TechForce and Oncotelic will fund the joint development as set forth in any applicable written payment schedule or statement of work agreed to between the parties. Each party shall contribute the funding, personnel, facilities, equipment, and other resources assigned to it in accordance with any written agreements. During the term of the Agreement and for a period of twelve (12) months following the expiration or termination of this Agreement, TechForce will not, directly or through any affiliate, partner, joint venture, or third-party arrangement, license, assign, transfer, sublicense, or otherwise provide to any third party access to or rights in the Joint IP developed under the agreement for use, deployment, or commercialization in the pharmaceutical or biopharmaceutical manufacturing industry.

Pursuant to the Agreement, upon verified achievement and acceptance of each defined Milestone, the applicable party will make the associated milestone payment within thirty (30) days of written confirmation of the Milestone achievement by both parties. Achievement of Milestones will be determined through acceptance testing procedures agreed to in writing by each of TechForce and Oncotelic.

Additionally, TechForce and Oncotelic, have agreed that revenue sharing, royalty rates, profit-sharing formulas, and related financial terms applicable to the commercial sale, licensing, or RaaS deployment of Products will be negotiated and set forth in a separate Commercialization and Licensing Agreement to be executed prior to the first commercial sale of the Product. TechForce and Oncotelic will retain all right, title, and interest in and to its respective Background IP. Neither TechForce or Oncotelic will acquire any rights in the other party’s Background IP except as expressly set forth in the Agreement. The Agreement includes a non-exclusive license of certain Oncotelic intellectual property, including the PDAOAI platform. All AI-related foreground intellectual property developed under the Agreement, including improvements to the PDAOAI Platform, is and shall be owned exclusively by Oncotelic. Robotic hardware developments created solely by TechForce are owned exclusively by TechForce. Intellectual property jointly developed by both parties is and shall be jointly owned. All data generated through the operation, deployment, and testing of the Product is and shall be owned exclusively by the Company. Any commercial licenses associated with the Product shall be defined in the Commercial and Licensing License to be executed prior to the first commercial sale.

The Agreement will be in effect for an initial term of one year and will automatically renew for successive five year terms unless terminated in accordance with the terms of the Agreement.

The Agreement contains customary representations, warranties by TechForce and Oncotelic, customary conditions to closing, indemnification obligations of TechForce and Oncotelic, including for liabilities under the Securities Act of 1933 (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement.

Capitalized terms used but not otherwise defined in Item 1.01 of this Form 8-K have the respective meanings ascribed thereto by the Joint Development, Manufacturing and Licensing Agreement.

The Agreement is being filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed herewith as Exhibits 10.1.

7.01 Regulation FD Disclosure.

On March [*], 2026, the Company issued a press release announcing the execution of a Joint Development, Manufacturing, and Licensing Agreement with Oncotelic Therapeutics, Inc.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibits 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
10.1	Joint Development, Manufacturing, and Licensing Agreement dated March 31, 2026, between TechForce Robotics, Inc., and Oncotelic Therapeutics, Inc..
99.1	Press Release dated April 6, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer